Filed Pursuant to Rule 497

File Nos 333-149351 & 811-22185

INDEXIQ TRUST

(the “Trust”)

IQ Hedge Multi-Strategy Plus Fund

(fka IQ ALPHA Hedge Strategy Fund)

(the “Fund”)

Class A Shares (fka Investor Class Shares)

Class I Shares (fka Institutional Class Shares)

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Supplement dated April 15, 2015 to the Summary Prospectus and Prospectus of the Fund,

each dated August 28, 2014, as supplemented

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This supplement is being provided to inform you that, as of April 15, 2015, New York Life Investment Management Holdings LLC (“NYL Investments”) has acquired control of IndexIQ Advisors LLC (the “Investment Advisor”), the investment adviser to the Fund (the “IQ Acquisition”). This supplement provides new information concerning (i) the Fund’s name, (ii) the Fund’s Class A Shares (formerly known as Investor Class Shares) and the Class I Shares (formerly known as the Institutional Class Shares), (iii) the Trust’s Investment Advisory Agreement with the Investment Advisor, (iv) the retention of NYLIFE Distributors LLC (“NYL Distributors” or the “Distributor”) as the new distributor of the Fund, and (v) the retention of PricewaterhouseCoopers LLP as independent public registered accounting firm. Terms not defined herein shall have the meaning ascribed to them in the Prospectus.

Fund Name

Effective April 15, 2015, the Fund’s name has been changed to “IQ Hedge Multi-Strategy Plus Fund.”

Fund Class Structure

As a result of a new Share class structure, the removal of the 2.00% redemption fee applicable to Fund Shares purchased on April 15, 2015 or later and held less than seven days and the imposition of a Maximum Sales Charge and Maximum Deferred Sales Charge for Class A Shares, in each case as more fully described below, the “Fees and Expenses of the Fund” section appearing on page 2 of the Summary Prospectus and page 4 of the Prospectus is changed according to the following information:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Funds. More information about these and other discounts is available from your financial professional and in the sections captioned “Information on Sales Charges” below and “Alternative Sales Arrangements” of the Statement of Additional Information (“SAI”).

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Shareholder Fees (fees paid directly from your investment):
	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	0.00%
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of the	None(a)	None
lesser of the original offering price or redemption proceeds)

(a) A contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A Shares made within one year of the date of purchase on Shares that were purchased without an initial sales charge. This contingent deferred sales charge will not apply to Investor Class Shares owned as of April 14, 2015.

The Trust’s Board of Trustees (the “Board”) approved a new Rule 18f-3 Multi-Class Plan for the Trust, effective April 15, 2015. Under the new Rule 18f-3 Multi-Class Plan, the classes of Shares of the Fund were amended. As more fully described below, previously outstanding Investor Class Shares were converted into Class A Shares and previously outstanding Institutional Class Shares were converted into Class I Shares.

Summary of Important Differences Among Share Classes

	Class A Shares	Class I Shares
Initial sales charge	Yes(1)	None
Contingent deferred sales charge (CDSC)	None(2)	None
Redemption fees	None	None
Ongoing 12b-1 fees	0.25%	None
Shareholder service fee	None	None
Initial minimum subscription amount	$25,000(3)	$5,000,000(4)
Subsequent minimum subscription amount	None	None
Purchase maximum	None	None

(1)	Class A Shares have a maximum initial sales charge of 5.50% (which will decrease based upon purchase amount); provided, however, that all accounts that held Investor Class Shares as of April 14, 2015 are not subject to such initial sales charge for subsequent subscription amounts requirement for so long as such account remains open.
(2)	Class A Shares that are load waived may have a CDSC of up to 1.00% if redeemed within one year of purchase; provided, however, that no CDSC will be imposed upon an account that held Investor Class Shares as of April 14, 2015. No sales charge applies on investments of $1 million or more. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources.
(3)	Class A Shares have a $25,000 minimum initial investment requirement; provided, however, that all accounts that held Investor Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open.
(4)	Class I Shares have a $5,000,000 minimum initial investment requirement for individual purchasers and no minimum initial investment requirement for institutional purchasers; provided, however, that all accounts that held Institutional Class Shares as of April 14, 2015 are exempt from such higher minimum investment requirement for so long as such account remains open.

Additionally, under the new Rule 18f-3 Multi-Class Plan, the Trust may, in the future, create additional new classes of Shares for the Fund or any other fund of the Trust.

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Information on Sales Charges

The initial sales charge you pay when you buy Class A Shares is indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers on Class A Shares” of the SAI. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession.

Purchase amount	Sales charges as a percentage of(a)		Typical dealer concession
	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more(b)	None	None	None
(a)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(b)	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such Shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Class A Shares” as described in the SAI.

Investment Advisory Agreement

At a special meeting of shareholders held on March 16, 2015, the shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Investment Advisor (the “Investment Advisory Agreement”). The Investment Advisory Agreement became effective upon the closing of the IQ Acquisition on April 15, 2015, and, unless sooner terminated, will continue for an initial term ending in two years. The terms of the Investment Advisory Agreement are substantially identical to the prior investment advisory agreement between the Trust and the Investment Advisor.

Distribution Arrangements

The Board approved a change in the distribution arrangements applicable to the Trust and the Fund, effective immediately upon the closing of the IQ Acquisition. Pursuant to the new distribution arrangement, NYLIFE Distributors LLC (“NYL Distributors”), an affiliate of NYL Investments located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, has been appointed Distributor of the Fund. NYL Distributors is a broker-dealer registered with the SEC pursuant to the Securities Exchange Act of 1934 and a member in good standing of the Financial Industry Regulatory Authority. Following its initial two-year term, the Distribution Agreement between the Trust and NYL Distributors may be terminated by either party upon 60-days’ prior written notice to the other party. After the initial two-year term, the Distribution Agreement will continue in effect with respect to the Fund and each class of Shares thereof for successive one-year periods, provided that each such continuance is approved according to the requirements of the Investment Company Act of 1940, as amended.

Independent Registered Public Accounting Firm and Tax Advisor

For the fiscal year ended April 30, 2015, the Board appointed PricewaterhouseCoopers LLP, located at PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, to serve as independent registered public accounting firm. PricewaterhouseCoopers LLP will perform the annual audit of the Fund’s financial statements.

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, will continue as tax advisor to the Trust and will prepare the Fund’s federal, state and excise tax returns, and advise the Trust on matters of accounting and federal and state income taxation.

Investors Should Retain This Supplement for Future Reference

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